Exhibit 99.2

CHARLES RIVER ASSOCIATES (CRA)

FOURTH QUARTER FISCAL YEAR 2019

EARNINGS ANNOUNCEMENT

PREPARED CFO REMARKS

CRA is providing these prepared remarks by CFO Chad Holmes in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call.

As previously announced, the conference call will be held February 27, 2020 at 10:00 a.m. ET. These prepared remarks will not be read on the call.

Q4 Fiscal 2019 Summary (Quarter ended December 28, 2019)

•	Revenue: $119.3 million

•	Net income: $4.8 million, or 4.0% of revenue; non-GAAP net income: $6.2 million, or 5.2% of revenue

•	Net income per diluted share: $0.59; non-GAAP net income per diluted share: $0.77

•	Operating margin: 6.1%; non-GAAP operating margin: 7.7%

•	Non-GAAP EBITDA: $11.3 million, or 9.4% of revenue

•	Effective tax rate: 21.4%; non-GAAP effective tax rate: 22.8%

•	Utilization: 72%

•	Consultant headcount at the end of Q4 of fiscal 2019: 779, which consists of 128 officers, 434 other senior staff and 217 junior staff

•	Cash and cash equivalents: $25.6 million at December 28, 2019

Fiscal Year 2019 Summary (Fiscal Year ended December 28, 2019)

•	Revenue: $451.4 million

•	Net income: $20.7 million, or 4.6% of revenue; non-GAAP net income: $24.7 million, or 5.5% of revenue

•	Net income per diluted share: $2.53; non-GAAP net income per diluted share: $3.01

•	Operating margin: 6.5%; non-GAAP operating margin: 7.7%

•	Non-GAAP EBITDA: $44.1 million, or 9.8% of revenue

•	Effective tax rate: 22.6%; non-GAAP effective tax rate: 23.3%

•	Utilization: 75%

1

Revenue

For Q4 of fiscal 2019, revenue was $119.3 million, compared with revenue of $108.8 million for Q4 of fiscal 2018.

For the full year fiscal 2019, revenue was $451.4 million, compared with $417.7 million for the full year fiscal 2018.

Headcount

The following table outlines CRA’s consultant headcount at the end of the stated quarters:

	Q4 2019	Q3 2019	Q2 2019	Q1 2019	Q4 2018
Officers	128	121	123	123	124
Other Senior Staff	434	412	378	387	375
Junior Staff	217	208	163	177	188
Total	779	741	664	687	687

Utilization

For Q4 of fiscal 2019, companywide utilization was 72%, compared with 76% for Q4 fiscal 2018.

For the full year fiscal 2019, companywide utilization was 75%, compared with 76% for the full year fiscal 2018.

Client Reimbursables

For Q4 of fiscal 2019, on a GAAP and non-GAAP basis, client reimbursables were $15.6 million, or 13.1% of revenue, compared with $14.1 million, or 12.9% of revenue, for Q4 of fiscal 2018.

For the full year fiscal 2019, on a GAAP and non-GAAP basis, client reimbursables were $54.9 million, or 12.2% of revenue, compared with $48.8 million, or 11.7% of revenue, for the full year fiscal 2018.

Contingent Liability

For Q4 of fiscal 2019, the estimated value of the contingent consideration obligation increased from Q3 of fiscal 2019 by $1.9 million to $11.6 million at December 28, 2019. For Q4 of fiscal 2018, the estimated value of the contingent consideration obligation increased from Q3 of fiscal 2018 by $0.6 million to $6.2 million at December 29, 2018.

2

For fiscal year 2019, the estimated value of the contingent consideration obligation increased from fiscal year end 2018 by $5.4 million to $11.6 million at December 28, 2019. For fiscal year 2018, the estimated value of the contingent consideration obligation increased from fiscal year end 2017 by $1.1 million to $6.2 million at December 29, 2018.

The change in the value of the contingent liability is recorded as an increase to cost of services in the period reported.

Selling, General and Administrative (SG&A) Expenses

For Q4 of fiscal 2019, on a GAAP and non-GAAP basis, SG&A expenses were $24.7 million, or 20.7% of revenue, compared with $21.9 million, or 20.1% of revenue, for Q4 of fiscal 2018. Commissions to non-employee experts are included in SG&A expenses. On a GAAP and non-GAAP basis, these commissions represented approximately 2.7% of revenue for Q4 of fiscal 2019, compared with 2.6% in Q4 of fiscal 2018. Excluding these commissions, on a GAAP and non-GAAP basis, SG&A expenses were 18.0% of revenue for Q4 of fiscal 2019, compared with 17.5% in Q4 of fiscal 2018.

On a GAAP basis, for the full year fiscal 2019, SG&A expenses were $93.6 million, or 20.7% of revenue, compared with $89.5 million, or 21.4% of revenue, for the full year fiscal 2018. On a non-GAAP basis, the full year fiscal 2019 SG&A expenses were $93.6 million, or 20.7% of revenue, compared with $88.9 million, or 21.3% of revenue, for the full year fiscal 2018.

	Fiscal year ended
	December 28, 2019	As a % of Revenue	December 29, 2018	As a % of Revenue
Selling, general and administrative expenses	$93,613	20.7%	$89,533	21.4%

Adjustments needed to reconcile GAAP SG&A expenses to non-GAAP SG&A expenses

Net costs related to lease recapture	-	-	555	0.1%
Net operating expenses from GNU123 Liquidating Corporation	-	-	47	-
Non-GAAP selling, general and administrative expenses	$93,613	20.7%	$88,931	21.3%

For the full year fiscal 2019 and 2018, on a GAAP and non-GAAP basis, these commissions to non-employee experts represented approximately 2.8% of revenue for fiscal year 2019, compared with 2.9% in fiscal year 2018. Excluding these commissions, SG&A expenses were 17.9% of revenue for the full year fiscal 2019, compared with 18.5% of revenue for the full year fiscal 2018. For the full year fiscal 2019, excluding these commissions, non-GAAP SG&A expenses were 17.9% of revenue, compared with 18.4% of non-GAAP revenue for the full year fiscal 2018.

Depreciation & Amortization

For Q4 of fiscal 2019, on a GAAP and non-GAAP basis, depreciation and amortization expenses amounted to $3.0 million, or 2.5% of revenue, compared with $2.7 million, or 2.5% of revenue, for Q4 of fiscal 2018.

3

For the full year fiscal 2019, depreciation and amortization expense was $10.6 million, or 2.4% of revenue, compared with $10.0 million, or 2.4% of revenue, for the full year fiscal 2018.

Forgivable Loan Amortization

For Q4 of fiscal 2019, forgivable loan amortization was $7.2 million, or 6.0% of revenue, compared with $6.2 million, or 5.7% of revenue, for Q4 of fiscal 2018.

For the full year fiscal 2019, forgivable loan amortization was $26.5 million, or 5.9% of revenue, compared with $23.8 million, or 5.7% revenue, for the full year fiscal 2018.

Share-Based Compensation Expense

For Q4 of fiscal 2019, share-based compensation expense was approximately $0.8 million, or 0.7% of revenue, compared with $1.1 million, or 1.0% of revenue, for Q4 of fiscal 2018.

For the full year fiscal 2019, share-based compensation expense was $3.5 million, or 0.8% of revenue, compared with $4.8 million, or 1.2% of revenue, for the full year fiscal 2018.

Operating Income

For Q4 of fiscal 2019, operating income was $7.2 million, or 6.1% of revenue, compared with operating income of $7.8 million, or 7.2% of revenue, for Q4 of fiscal 2018. Non-GAAP operating income was $9.2 million, or 7.7% of revenue, for Q4 of fiscal 2019, compared with $8.5 million, or 7.8% of revenue, for Q4 of fiscal 2018.

	Quarter ended
	December 28, 2019	As a % of Revenue	December 29, 2018	As a % of Revenue
Income from Operations	$7,277	6.1%	$7,845	7.2%
Adjustments needed to reconcile GAAP income from operations to non-GAAP income from operations:
Non-cash valuation change in contingent consideration	1,947	1.6%	633	0.6%
Net operating expenses from GNU123 Liquidating Corporation	-	-	47	-
Non-GAAP Income from Operations	$9,224	7.7%	$8,525	7.8%

4

For the full year fiscal 2019, operating income was $29.3 million, or 6.5% of revenue, compared with $28.9 million, or 6.9% of revenue, for the full year fiscal 2018. Non-GAAP operating income was $34.7 million, or 7.7% of revenue, for the full year fiscal 2019, compared with $30.6 million, or 7.3% of revenue, for the full year fiscal 2018.

	Fiscal year ended
	December 28, 2019	As a % of Revenue	December 29, 2018	As a % of Revenue
Income from Operations	$29,348	6.5%	$28,935	6.9%
Adjustments needed to reconcile GAAP income from operations to non-GAAP income from operations:
Non-cash valuation change in contingent consideration	5,382	1.2%	1,060	0.3%

Net costs related to lease recapture	-	-	555	0.1%
Net operating expenses from GNU123 Liquidating Corporation	-	-	47	-
Non-GAAP Income from Operations	$34,730	7.7%	$30,597	7.3%

Interest Income (Expense), net

For Q4 of fiscal 2019, net interest expense, on a GAAP basis and non-GAAP basis, was $0.3 million, or 0.3% of revenue, compared with net interest expense of $0.1 million, or 0.1% of revenue, for Q4 of fiscal 2018.

For the full year fiscal 2019, net interest expense, on a GAAP basis and non-GAAP basis, was $1.3 million, or 0.3% of revenue, compared with $0.6 million, or 0.2% of revenue, for the full year fiscal 2018.

Foreign Currency Gains (Losses), net

For Q4 of fiscal 2019, foreign currency losses, net, on a GAAP basis and non-GAAP basis, was ($0.9) million, or -0.8% of revenue, compared with foreign currency gains, net, of $0.3 million, or 0.3% of revenue, for Q4 of fiscal 2018.

For the full year fiscal 2019, on a GAAP basis and non-GAAP basis foreign currency losses, net, was ($1.3) million, or -0.3% of revenue, compared with foreign currency gains, net of $0.4 million, or 0.1% of revenue, for the full year fiscal 2018. Foreign currency gains (losses), net, is comprised of net gains and losses on foreign denominated transactions and the revaluation of working capital balances.

Gain on Sale of GNU Assets

For the full year fiscal 2018, CRA recognized a gain on the sale assets and subsequent liquidation of GNU123 Liquidating Corporation of $0.3 million, or 0.1% of revenue.

5

Income Taxes

The following table outlines CRA’s income tax provision recorded (in $000) and the resulting effective tax rates:

	GAAP		NON-GAAP
	Q4		Q4
	2019	2018	2019	2018
Tax Provision	$1,296	$1,492	$1,823	$1,679
Effective Tax Rate	21.4%	17.9%	22.8%	19.2%

	GAAP		NON-GAAP
	Fiscal Year		Fiscal Year
	2019	2018	2019	2018
Tax Provision	$6,050	$6,461	$7,508	$6,622
Effective Tax Rate	22.6%	22.3%	23.3%	21.8%

	Quarter ended
	December 28, 2019	As a % of Revenue	December 29, 2018	As a % of Revenue
Income before provision for income taxes	$6,059	5.1%	$8,331	7.7%
Adjustments needed to reconcile GAAP income before provision for income taxes to non-GAAP income before provision for income taxes
Non-cash valuation change in contingent consideration	1,947	1.6%	633	0.6%
Net operating expenses from GNU123 Liquidating Corporation	-	-	47	-
Gain on sale of GNU123 Liquidating Corporation	-	-	(258)	-0.2%
Non-GAAP income before provision for income taxes	$8,006	6.7%	$8,753	8.0%

GAAP provision for income taxes	$1,296		$1,492
Tax effect on Non-GAAP adjustments	527		187
Non-GAAP provision for income taxes	$1,823		$1,679

6

	Fiscal year ended
	December 28, 2019	As a % of Revenue	December 29, 2018	As a % of Revenue
Income before provision for income taxes	$26,797	5.9%	$28,933	6.9%
Adjustments needed to reconcile GAAP income before provision for income taxes to non-GAAP income before provision for income taxes
Non-cash valuation change in contingent consideration	5,382	1.2%	1,060	0.3%
Net costs related to lease recapture	-	-	555	0.1%
Net operating expenses from GNU123 Liquidating Corporation	-	-	47	-
Gain on sale of GNU123 Liquidating Corporation	-	-	(258)	-0.1%
Non-GAAP income before provision for income taxes	$32,179	7.1%	$30,337	7.3%

GAAP provision for income taxes	$6,050		$6,461
Tax effect on Non-GAAP adjustments	1,458		161
Non-GAAP provision for income taxes	$7,508		$6,622

Net Income

For Q4 of fiscal 2019, net income was $4.8 million, or 4.0% of revenue, or $0.59 per diluted share, compared with net income of $6.9 million, or 6.3% of revenue, or $0.81 per diluted share, for Q4 of fiscal 2018. Non-GAAP net income for Q4 of fiscal 2019 was $6.2 million, or 5.2% of revenue, or $0.77 per diluted share, compared with $7.1 million, or 6.5% of revenue, or $0.84 per diluted share, for Q4 of fiscal 2018.

For the full year fiscal 2019, net income was $20.7 million, or 4.6% of revenue, or $2.53 per diluted share, compared with $22.5 million, or 5.4% of revenue, or $2.61 per diluted share, for the full year fiscal 2018. Non-GAAP net income for the full year fiscal 2019 was $24.7 million, or 5.5% of revenue, or $3.01 per diluted share, compared with $23.7 million, or 5.7% of revenue, or $2.75 per diluted share, for the full year fiscal 2018.

Non-GAAP EBITDA

For Q4 of fiscal 2019, non-GAAP EBITDA was $11.3 million, or 9.4% of revenue, compared with $11.5 million, or 10.6% of revenue, for Q4 of fiscal 2018.

For the full year fiscal 2019, non-GAAP EBITDA was $44.1 million, or 9.8% of revenue, compared with $41.0 million, or 9.8% of revenue, for the full year fiscal 2018.

Constant Currency Basis

For Q4 of fiscal 2019, revenue was $119.3 million, and net income was $4.8 million, or 4.0% of revenue, or $0.59 per diluted share. On a constant currency basis relative to Q4 of fiscal 2018, Q4 of fiscal 2019 revenue would have been higher by $0.1 million to $119.4 million, GAAP net income would have been lower by $0.1 million to $4.7 million, or 4.0% of revenue, on a constant currency basis, and earnings per diluted share would have remained unchanged at $0.59 per diluted share.

7

For Q4 of fiscal 2019, revenue was $119.3 million, non-GAAP net income was $6.2 million, or 5.2% of revenue, or $0.77 per diluted share, and non-GAAP EBITDA was $11.3 million, or 9.4% of revenue. On a constant currency basis relative to Q4 of fiscal 2018, Q4 of fiscal 2019 revenue would have been higher by $0.1 million to $119.4 million, non-GAAP net income would have remained unchanged at $6.2 million, or 5.2% of revenue, non-GAAP earnings per diluted share would have decreased by $0.01 to $0.76 per diluted share, and non-GAAP EBITDA would have decreased by $0.1 million to $11.2 million, or 9.4% of revenue.

Full year fiscal 2019 revenue was $451.4 million, and net income was $20.7 million, or 4.6% of revenue, or $2.53 per diluted share. On a constant currency basis relative to full year fiscal 2018, full year fiscal 2019 revenue would have been higher by $3.9 million to $455.3 million, net income would have remained unchanged at $20.7 million, or 4.5% of revenue, and earnings per diluted share would have decreased by $0.01 per share to $2.52 per diluted share.

Full year fiscal 2019 revenue was $451.4 million, non-GAAP net income was $24.7 million, or 5.5% of revenue, or $3.01 per diluted share, and non-GAAP EBITDA was $44.1 million, or 9.8% of revenue. On a constant currency basis relative to full year fiscal 2018, full year fiscal 2019 revenue would have been higher by $3.9 million at $455.3 million, non-GAAP net income would have decreased by $0.1 million to $24.6 million, or 5.4% of revenue, earnings per diluted share would have decreased by $0.01 per share to $3.00 per diluted share, and non-GAAP EBITDA would have decreased by $0.1 million to $44.0 million, or 9.7% of revenue, on a constant currency basis.

A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.

Key Balance Sheet Metrics

Billed and unbilled receivables at December 28, 2019 were $144.4 million, compared with $130.6 million at December 29, 2018. Current liabilities at December 28, 2019 were $171.4 million, compared with $142.5 million at December 29, 2018.

Total DSO for Q4 of fiscal 2019 were 105 days, consisting of 77 days of billed and 28 days of unbilled. This compares with 104 days reported for Q4 of fiscal 2018, consisting of 74 days of billed and 30 days of unbilled.

Cash and Cash Flow

Cash and cash equivalents were $25.6 million at December 28, 2019, compared with $38.0 million at December 29, 2018.

Net cash provided by operating activities for Q4 of fiscal 2019 was $47.7 million, compared with $44.5 million for Q4 of fiscal 2018. For the full year fiscal 2019, net cash provided by operating activities was $27.8 million, compared with $36.2 million for the full year fiscal 2018.

8

As of December 28, 2019, and December 29, 2018, there were no borrowings outstanding under CRA’s revolving credit facility. Since the end of Q4 2019, borrowings, net of repayments, have been $30.0 million under CRA’s revolving credit facility.

Capital expenditures totaled $4.1 million for Q4 of fiscal 2019, compared with $2.1 million for Q4 of fiscal 2018. Capital expenditures totaled $16.7 million during full year fiscal 2019, compared with $15.4 million during full year fiscal 2018.

During Q4 of fiscal 2019, there were no shares of common stock repurchased, compared with Q4 of fiscal 2018, when approximately 163,000 shares of common stock were repurchased for $7.5 million.

During the full year fiscal 2019, approximately 421,000 shares of common stock were repurchased for $18.1 million, compared with approximately 542,000 shares of common stock repurchased for $27.9 million during the full year fiscal 2018.

A quarterly cash dividend of $0.23 per common share, for total dividends and dividend equivalents of $2.0 million was paid in Q4 of fiscal 2019, compared with a quarterly cash dividend of $0.20 per common share, for total dividends and dividend equivalents of $1.8 million paid in Q4 of fiscal 2018. During the full year fiscal 2019, $6.8 million of dividends and dividend equivalents were paid, compared with $6.0 million paid during the full year fiscal 2018.

9

GAAP Condensed Consolidated Statement of Cash Flows

CRA has derived the consolidated statement of cash flow data for the years ended December 28, 2019 and December 29, 2018 from its audited financial statements appearing on Form 10-K for the fiscal year ended December 28, 2019, filed with the Securities and Exchange Commission on February 27, 2020. The condensed consolidated statement of cash flow data for each of the four quarters of fiscal years 2019 and 2018 have been derived from CRA’s unaudited financial statements appearing on Form 10-Q for each of the respective fiscal quarters as well as the consolidated statements of cash flows appearing on Form 10-K for the fiscal year ended December 28, 2019 and December 29, 2018 and have been prepared on the same basis as CRA’s audited financial statements.

	FY	Q4	Q3	Q2	Q1
GAAP Condensed Statement of Cash Flows	2019	2019	2019	2019	2019
Net cash provided by (used in) operating activities	$27,832	$47,739	$26,202	$10,458	$(56,567)
Net cash provided by (used in) investing activities	(16,693)	(4,145)	(8,644)	(3,130)	(774)
Net cash provided by (used in) financing activities	(23,818)	(38,591)	(12,624)	(6,741)	34,138
Effect of foreign exchange rates on cash and cash equivalents	290	803	(689)	43	133
Net increase (decrease) in cash and cash equivalents	$(12,389)	$5,806	$4,245	$630	$(23,070)
Cash and cash equivalents at beginning of period	38,028	19,833	15,588	14,958	38,028
Cash and cash equivalents at end of period	$25,639	$25,639	$19,833	$15,588	$14,958

	FY	Q4	Q3	Q2	Q1
GAAP Condensed Statement of Cash Flows	2018	2018	2018	2018	2018
Net cash provided by (used in) operating activities	$36,189	$44,583	$24,407	$7,738	$(40,539)
Net cash provided by (used in) investing activities	(15,447)	(2,068)	(4,440)	(5,691)	(3,248)
Net cash provided by (used in) provided by financing activities	(35,747)	(16,217)	(16,740)	(2,791)	1
Effect of foreign exchange rates on cash and cash equivalents	(1,002)	(133)	(389)	(1,083)	603
Net increase (decrease) in cash and cash equivalents	$(16,007)	$26,165	$2,838	$(1,827)	$(43,183)
Cash and cash equivalents at beginning of period	54,035	11,863	9,025	10,852	54,035
Cash and cash equivalents at end of period	$38,028	$38,028	$11,863	$9,025	$10,852

10

Adjusted Net Cash Provided by (Used in) Operating Activities

Below are the annual and quarterly reconciliations of GAAP net cash provided by (used in) operating activities for each of the periods presented to non-GAAP adjusted net cash provided by (used in) operating activities. The reconciling items are forgivable loan advances and repayments for each period, which are reported as a component of GAAP net cash provided by (used in) operating activities.

	FY	Q4	Q3	Q2	Q1
Adjusted Net Cash Flows from Operations	2019	2019	2019	2019	2019
GAAP net cash provided by (used in) operating activities	$27,832	$47,739	$26,202	$10,458	$(56,567)
Forgivable loan advances	35,166	1,762	9,521	1,953	21,930
Forgivable loan repayments	(1,173)	(67)	(406)	(300)	(400)
Adjusted net cash provided by (used in) operating activities	$61,825	$49,434	$35,317	$12,111	$(35,037)

Net Revenue	$451,293	$119,185	$115,686	$110,573	$105,849

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	6.2%	40.1%	22.6%	9.5%	-53.4%
Adjusted net cash provided by (used in) operating activities as a percentage of net revenue	13.7%	41.5%	30.5%	11.0%	-33.1%

	FY	Q4	Q3	Q2	Q1
Adjusted Net Cash Flows from Operations	2018	2018	2018	2018	2018
GAAP net cash provided by (used in) operating activities	$36,189	$44,583	$24,407	$7,738	$(40,539)
Forgivable loan advances	30,572	1,219	6,704	(379)	23,028
Forgivable loan repayments	(3,396)	3	(66)	-	(3,333)
Adjusted net cash provided by (used in) operating activities	$63,365	$45,805	$31,045	$7,359	$(20,844)

Net Revenue	$417,648	$108,763	$103,871	$105,538	$99,476

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	8.7%	41.0%	23.5%	7.3%	-40.8%
Adjusted net cash provided by (used in) operating activities as a percentage of net revenue	15.2%	42.1%	29.9%	7.0%	-21.0%

11

NON-GAAP FINANCIAL MEASURES

In these remarks, CRA has supplemented the presentation of its financial results calculated in accordance with U.S. generally accepted accounting principles or “GAAP” with financial measures that were not calculated in accordance with GAAP. CRA believes that the non-GAAP financial measures described below are important to management and investors because these measures supplement the understanding of CRA’s ongoing operating results, financial condition and cash flows. Non-GAAP adjusted net cash provided by (used in) operating activities is also used by management to assess CRA’s ability to fund items such as the acquisition of talent, office expansions and distributions to shareholders. In addition, non-GAAP net income, non-GAAP EBITDA are used by CRA in its budgeting process, and the non-GAAP adjustments described below are made to the performance measures for some of CRA’s performance-based compensation.

The adjustments made to non-GAAP net income, non-GAAP EBITDA, non-GAAP selling, general and administrative expenses, non-GAAP income from operations and non-GAAP provision for income taxes in these remarks are as follows: for the fourth quarter and full year fiscal 2019, the adjustments exclude non-cash amounts relating to valuation changes in contingent consideration and related tax effects; for the fourth quarter and full year fiscal 2018, the adjustments also exclude net operating expenses and the final liquidating distribution from GNU123 Liquidating Corporation (“GNU”) in December 2018 (GNU was our majority owned subsidiary that was dissolved on December 15, 2017) and related tax effects; and for the full year fiscal 2018, the adjustments also exclude net costs related to a lease recapture, related tax effects. The adjustments made to non-GAAP adjusted net cash provided by (used in) operating activities add back forgivable loan issuances, net of repayments. These remarks also present certain current fiscal period financial measures on a “constant currency” basis in order to isolate the effect that foreign currency exchange rate fluctuations can have on CRA’s financial results. These constant currency measures are determined by recalculating the current fiscal period local currency financial measure using the specified corresponding prior fiscal period’s foreign exchange rates. Finally, these remarks also present the non-GAAP financial metric EBITDA.

All of the non-GAAP financial measures referred to above should be considered in conjunction with, and not as a substitute for, the GAAP financial information presented in these remarks. EBITDA and the financial measures identified in these remarks as “non-GAAP” are reconciled to their GAAP comparable measures either in these remarks or in the attached financial tables. In evaluating these non-GAAP financial measures, note that the non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

12

CRA INTERNATIONAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED

DECEMBER 28, 2019 COMPARED TO DECEMBER 29, 2018

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	December 28, 2019	As a % of Revenue	December 29, 2018	As a % of Revenue	December 28, 2019	As a % of Revenue	December 29, 2018	As a % of Revenue
Revenues	$119,262	100.0%	$108,763	100.0%	$451,370	100.0%	$417,648	100.0%
Cost of services (exclusive of depreciation and amortization)	84,349	70.7%	76,372	70.2%	317,761	70.4%	289,185	69.2%
Selling, general and administrative expenses	24,684	20.7%	21,851	20.1%	93,613	20.7%	89,533	21.4%
Depreciation and amortization	2,952	2.5%	2,695	2.5%	10,648	2.4%	9,995	2.4%
Income from operations	7,277	6.1%	7,845	7.2%	29,348	6.5%	28,935	6.9%

GNU gain on sale of business assets and subsequent liquidation	-	-	258	0.2%	-	-	258	0.1%
Interest expense, net	(300)	-0.3%	(87)	-0.1%	(1,254)	-0.3%	(647)	-0.2%
Foreign currency gains (losses), net	(918)	-0.8%	315	0.3%	(1,297)	-0.3%	387	0.1%
Income before provision for income taxes and noncontrolling interest	6,059	5.1%	8,331	7.7%	26,797	5.9%	28,933	6.9%
Provision for income taxes	1,296	1.1%	1,492	1.4%	6,050	1.3%	6,461	1.5%
Net income	4,763	4.0%	6,839	6.3%	20,747	4.6%	22,472	5.4%
Net (income) loss attributable to noncontrolling interests, net of tax	-	-	20	0.0%	-	-	20	0.0%
Net income attributable to CRA International, Inc.	$4,763	4.0%	$6,859	6.3%	$20,747	4.6%	$22,492	5.4%

Net income per share attributable to CRA International, Inc.:
Basic	$0.61		$0.85		$2.63		$2.76
Diluted	$0.59		$0.81		$2.53		$2.61

Weighted average number of shares outstanding:
Basic	7,757		8,040		7,866		8,107
Diluted	8,053		8,435		8,167		8,570

13

CRA INTERNATIONAL, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED

DECEMBER 28, 2019 COMPARED TO DECEMBER 29, 2018

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	December 28, 2019	As a % of Revenue	December 29, 2018	As a % of Revenue	December 28, 2019	As a % of Revenue	December 29, 2018	As a % of Revenue
Revenues	$119,262	100.0%	$108,763	100.0%	$451,370	100.0%	$417,648	100.0%

Net income attributable to CRA International, Inc.	$4,763	4.0%	$6,859	6.3%	$20,747	4.6%	$22,492	5.4%
Net income (loss) attributable to noncontrolling interests, net of tax	-	-	(20)	0.0%	-	-	(20)	0.0%
Net income	4,763	4.0%	6,839	6.3%	20,747	4.6%	22,472	5.4%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Non-cash valuation change in contingent consideration	1,947	1.6%	633	0.6%	5,382	1.2%	1,060	0.3%
Net costs related to lease recapture	-	-	-	-	-	-	555	0.1%
Net operating expenses from GNU123 Liquidating Corporation	-	-	47	0.0%	-	-	47	0.0%
Gain on sale of GNU123 Liquidating Corporation	-	-	(258)	-0.2%	-	-	(258)	-0.1%
Tax effect on adjustments	(527)	-0.4%	(187)	-0.2%	(1,458)	-0.3%	(161)	0.0%
Non-GAAP net income	$6,183	5.2%	$7,074	6.5%	$24,671	5.5%	$23,715	5.7%

Net income per share attributable to CRA International, Inc.:
Basic	$0.79		$0.88		$3.13		$2.91
Diluted	$0.77		$0.84		$3.01		$2.75

Weighted average number of shares outstanding:
Basic	7,757		8,040		7,866		8,107
Diluted	8,053		8,435		8,167		8,570

14

CRA INTERNATIONAL, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED

DECEMBER 28, 2019 COMPARED TO DECEMBER 29, 2018

(IN THOUSANDS)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	December 28, 2019	As a % of Revenue	December 29, 2018	As a % of Revenue	December 28, 2019	As a % of Revenue	December 29, 2018	As a % of Revenue
Revenues	$119,262	100.0%	$108,763	100.0%	$451,370	100.0%	$417,648	100.0%

Net income attributable to CRA International, Inc.	$4,763	4.0%	$6,859	6.3%	$20,747	4.6%	$22,492	5.4%
Net income (loss) attributable to noncontrolling interests, net of tax	-	-	(20)	0.0%	-	-	(20)	0.0%
Net income	4,763	4.0%	6,839	6.3%	20,747	4.6%	22,472	5.4%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Non-cash valuation change in contingent consideration	1,947	1.6%	633	0.6%	5,382	1.2%	1,060	0.3%
Net costs related to lease recapture	-	-	-	-	-	-	555	0.1%
Net operating expenses from GNU123 Liquidating Corporation	-	-	47	0.0%	-	-	47	0.0%
Gain on sale of GNU123 Liquidating Corporation	-	-	(258)	-0.2%	-	-	(258)	-0.1%
Tax effect on adjustments	(527)	-0.4%	(187)	-0.2%	(1,458)	-0.3%	(161)	0.0%
Non-GAAP net income	$6,183	5.2%	$7,074	6.5%	$24,671	5.5%	$23,715	5.7%
Adjustments needed to reconcile non-GAAP net income to non-GAAP EBITDA:
Interest expense, net	300	0.3%	87	0.1%	1,254	0.3%	647	0.2%
Provision for income taxes	1,823	1.5%	1,679	1.5%	7,508	1.7%	6,622	1.6%
Depreciation and amortization	2,952	2.5%	2,695	2.5%	10,648	2.4%	9,995	2.4%
Non-GAAP EBITDA	$11,258	9.4%	$11,535	10.6%	$44,081	9.8%	$40,979	9.8%

15

 CRA INTERNATIONAL, INC.

 CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

	December 28,	December 29,
	2019	2018
Assets
Cash and cash equivalents	$25,639	$38,028
Accounts receivable and unbilled services, net	144,410	130,585
Other current assets	14,028	12,527
Total current assets	184,077	181,140

Property and equipment, net	61,295	48,088
Goodwill and intangible assets, net	94,980	96,054
Right-of-use assets	130,173	-
Other assets	62,718	45,564
Total assets	$533,243	$370,846

Liabilities and Shareholders’ Equity
Accounts payable	$26,069	$21,938
Accrued expenses	121,301	108,233
Current portion of lease liabilities	12,847	-
Other current liabilities	11,193	12,326
Total current liabilities	171,410	142,497
Non-current portion of lease liabilities	146,551	-
Other non-current liabilities	17,531	31,877
Total liabilities	335,492	174,374

Total shareholders’ equity	197,751	196,472
Total liabilities and shareholders’ equity	$533,243	$370,846

16

CRA INTERNATIONAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

	Fiscal Year-to-Date Period Ended
	December 28,	December 29,
	2019	2018
Operating activities:
Net income	$20,747	$22,472
Adjustments to reconcile net income to net cash provided by operating activities:
GNU gain on sale of business assets and subsequent liquidation	-	(258)
Non-cash items, net	23,776	16,172
Accounts receivable and unbilled services	(13,111)	(17,414)
Working capital items, net	(3,580)	15,217
Net cash provided by operating activities	27,832	36,189

Investing activities:
Purchases of property and equipment	(16,693)	(15,447)
Net cash used in investing activities	(16,693)	(15,447)

Financing activities:
Issuance of common stock, principally stock option exercises	3,211	2,166
Borrowings under revolving line of credit	54,000	30,161
Repayments under line of credit	(54,000)	(30,161)
Tax withholding payments reimbursed by shares	(2,176)	(3,946)
Cash paid on dividend equivalents	(246)	(256)
Cash dividend paid to shareholders	(6,539)	(5,784)
Repurchases of common stock	(18,068)	(27,884)
Distribution to noncontrolling interest	-	(43)
Net cash used in financing activities	(23,818)	(35,747)

Effect of foreign exchange rates on cash and cash equivalents	290	(1,002)

Net decrease in cash and cash equivalents	(12,389)	(16,007)
Cash and cash equivalents at beginning of period	38,028	54,035

Cash and cash equivalents at end of period	$25,639	$38,028

Noncash investing and financing activities:
Purchases of property and equipment not yet paid for	$4,914	$303
Purchases of property and equipment by a third party	$156	$133
Asset retirement obligations	$428	$223
Right-of-use assets obtained in exchange for lease obligations	$57,827	$-
Right-of-use assets related to the adoption of ASC 842	$82,329	$-
Lease Liabilities related to the adoption of ASC 842	$106,765	$-
Supplemental cash flow information:
Cash paid for taxes	$7,590	$4,813
Cash paid for interest	$1,157	$509
Cash paid for amounts included in operating lease liabilities	$14,620	$-

17